Exhibit 3.228

State of California Bill Jones Secretary of State LIMITED LIABILITY COMPANY ARTICLES OF ORGANIZATION	LLC-1
IMPORTANT - Read the instructions before completing the form. This document is presented for filing pursuant to Section 17050 or the California Corporations Code.

1.  Limited liability company name,

(End the name with “LLC” or “Limited Liability Company”. No periods between the letters in “LLC”. “Limited” and “Company” may be abbreviated to “Ltd.” and “Co.”)

Joslyn Sunbank Company, LLC

2. Latest date (month/day/year) on which the limited liability company is to dissolve: January 10, 2027

3.  The purpose of the limited liability company is to engage in any lawful act or activity for which a limited liability company may be organized under the Beverly-Killea Limited Liability Company Act.

4.  Enter the name of initial agent for service of process and check the appropriate provision below: Corporation Service Company which will do business in California

as CSC-Lawyers Incorporating Service                                         , which is

☐   an individual residing in California. Proceed to Item 5.

☒   a corporation which has filed a certificate pursuant to Section 1505 of the California Corporations Code. Skip Item 5 and proceed to Item 6.

5. If the initial agent for service of process is an individual, enter a business or residential street address in California: Street address: City: State: CALIFORNIA Zip Code:
6. The limited liability company will be managed by: (check one) ☐ one manager ☒ more than one manager ☐ limited liability company members
7. If other matters are to be included in the Articles of Organization attach one or more separate pages. Number of pages attached, if any: None

8.  It is hereby declared that I am the person who executed this instrument, which execution is my act and deed.

/s/ C. Scott Brannan

Signature of organizer

C. Scott Brannan

Type or print name of organizer

Date: January 8, 1997

For Secretary of State Use
LLC-1 Approved by the Secretary of State Filing Fee $70 1/96

LLC-2	Amendment to Articles of Organization of a Limited Liability Company (LLC)

To change information of record for your California LLC, you can fill out this form, and submit for filing along with:

•   A $30 filing fee.

•   A separate, non-refundable $15 service fee also must be included, if you drop off the completed form.

•   To file this form, the status of your LLC must be active on the records of the California Secretary of State, or If suspended, this form can only be filed to list a new LLC name. To check the status of the LLC, go to kepier.sos.ca.gov.

Important! To change the LLC addresses, or to change the name or address of the LLC’s agent for service of process, you must file a Statement of Information (Form LLC-12). To get Form LLC-12, go to www.sos.ca.gov/business/be/statements.htm.

Items 4-6: Only fill out the information that is changing. Attach extra pages If you need more space or need to include any other matters.

This Space For Office Use Only

For questions about this form, go to www.sos.ca.gov/business/be/filing-tips.htm.

①	LLC’s Exact Name (on file with CA Secretary of State)	②	LLC File No. (issued by CA Secretary of State)
	JOSLYN SUNBANK COMPANY, LLC		199700910032

Purpose

③   The purpose of the limited liability company is to engage in any lawful act or activity for which a limited liability company may be organized under the California Revised Uniform Limited Liability Company Act.

New LLC Name (List the proposed LLC name exactly as it is to appear on the records of the California Secretary of State.)

④

Proposed LLC Name  The proposed new name must include: LLC, L.L.C., Limited Liability Company, Limited Liability Co., Ltd. Liability Co. or Ltd. Liability Company; and may not include: bank, trust, trustee, Incorporated, Inc., corporation, or corp., Insurer, or insurance company.

Management (Check only one.)

⑤   The LLC will be managed by:

☐ One Manager        ☑    More Than One Manager      ☐    All Limited Liability Company Member(s)

Amendment to Text of the Articles of Organization (List both the current text, and the text amended by this filing.)

⑥   Current text: The latest date on which the limited liability company Is to dissolve is January 10, 2027.

Amended text: The duration of the limited liability company shall be perpetual.

Read and sign below: Unless a greater number is provided for in the Articles of Organization, this form must be signed by at least one manager, if the LLC Is manager-managed or at least one member, if the LLC is member-managed. If the signing manager or member is a trust or another entity, go to www.sos.ca.gov/business/be/filing-tips.htm for more information. If you need more space, attach extra pages that are 1-sided and on standard letter-sized paper (8 1/2” × 11”). All attachments are part of this document.

/s/ Robert D. George Sign here	Robert D. George Print your name here	Manager Your business title

Make check/money order payable to: Secretary of State

Upon filing, we will return one (1) uncertified copy of your flied document for free, and will certify the copy upon request and payment of a $5 certification fee.

By Mail Secretary of State Business Entities, P.O. Box 944228 Sacramento, CA 94244-2280	Drop-Off Secretary of State 1500 11th Street, 3rd Floor Sacramento, CA 95814

Corporate Code §§ 17701.08, 17702.02, 17713.10 LLC-2 (REV 01/2014)	2014 California Secretary of State www.sos.ca.gov/business/be

State of California

TONY MILLER

ACTING SECRETARY OF STATE

LIMITED LIABILITY COMPANY

CERTIFICATE OF MERGER

IMPORTANT - Read Instructions before completing the form.

This document is presented for filing pursuant to Section 17552(a) or the  California Corporations Code.

1. Name of surviving entity: Joslyn Sunbank Company, LLC	2. Type of entity: Limited Liability Company	3. File number: 101997009032	4. Jurisdiction of organization: California
5. Name of disappearing entity:	6. Type of entity:	7. File number:	8. Jurisdiction of organization:

Joslyn Sunbank Corporation	Corporation	2202359	Delaware
9. If a vote was required pursuant to Section 17551, enter each class entitled to vote and the percentage of vote required:

Surviving Entity		Disappearing Entity

Each class entitled to vote	Percentage of vote required	Each class entitled to vote	Percentage of vote required

Common	100%
If the surviving entity is a limited liability company, complete Item 10 and proceed to Item 13.
10. Requisite changes to the information set forth in the articles of organization of the surviving limited liability company: None
If the surviving entity is a foreign limited liability company or other business entity, skip Item 10 and complete Items 11 through 15.
11. Address of the surviving limited liability company or other business entity: Address: City: State: Zip Code:
12. Information required to be stated in the certificate of merger pursuant to the laws under which each constituent other business entity was formed:
13. Future effective date, if any:			14. Number of pages attached: 0

15.   It is hereby declared that I am the person who executed this instrument, which execution is my act and deed. Attach additional signatures on separate pages.

/s/ C. Scott Brannan

Signature of authorized person for the surviving entity

C. Scott Brannan, Manager

Type or print name and title

/s/ C. Scott Brannan

Signature of authorized person for the disappearing entity

C. Scott Brannan, Vice President

Type or print name and title

Joslyn Sunbank Corporation

LLC- (illegible)_ Approved by the Secretary of State Filing Fee - illegible) (illegible)

State of California

Bill Jones

Secretary of State

LIMITED LIABILITY COMPANY

CERTIFICATE OF MERGER

(Corporations Code Section 17552)

Filing Fee - Please see instructions.

IMPORTANT - Read the instructions before completing the form.

This Space For Filing Use Only

1. Name of surviving entity:	2. Type of entity:	3. Secretary of State File Number:	4. Jurisdiction:

Joslyn Sunbank Company, LLC	LLC	199700910032	California
5. Name of disappearing entity:	6. Type of entity:	7. Secretary of State File Number:	8. Jurisdiction:

Air Dry Company of America	LLC	199705110028	Delaware
9. Future effective date, if any: LLC Month Day Year
10. If a vote was required pursuant to Section 17551 or Section 1113, enter the outstanding interests of each class entitled to vote on the merger and the percentage of vote required:

Surviving Entity		Disappearing Entity

Each class entitled to vote	Percentage of vote required	Each class entitled to vote	Percentage of vote required

Sole Member	100%	Sole Member	100%
11. The principal terms of the agreement of merger were approved by a vote of the number of interests or shares of each class that equaled or exceeded the vote required.
SECTION 12 IS ONLY APPLICABLE IF THE SURVIVING ENTITY IS A DOMESTIC LIMITED LIABILITY COMPANY, COMPLETE ITEM 12 AND PROCEED TO ITEM 15
12. Requisite changes to the information set forth in the Articles of Organization of the surviving limited liability company resulting from the merger. Attach additional pages if necessary.
SECTION 13 AND 14 ARE APPLICABLE IF THE SURVIVING ENTITY IS A FOREIGN LIMITED LIABILITY COMPANY OR OTHER BUSINESS ENTITY, COMPLETE ITEMS 13 AND 14.
13. Principal business address of the surviving foreign limited liability company or other business entity: Address: 1740 Commerce Way City: Paso Robles State: California Zip Code: 93446
14. Other information required to be stated in the Certificate of Merger by the laws under which each constituent other business entity is organized. Attach additional pages if necessary.
15. Number of pages attached, if any: 3

16.  I certify that the statements contained in this document are true and correct of my own knowledge. I declare that I am the person who is executing this instrument, which execution is my act and deed.

Signature page attached
Signature of Authorized Person for the Surviving Entity	Date	Type or Print Name and Title of Person Signing	Date

Signature of Authorized Person for the Surviving Entity	Date	Type or Print Name and Title of Person Signing	Date
Signature page attached
Signature of Authorized Person for the Disappearing Entity	Date	Type or Print Name and Title of Person Signing	Date

Signature of Authorized Person for the Disappearing Entity	Date	Type or Print Name and Title of Person Signing	Date
SEC/STATE (REV 12/99)		FORM LLC-9 - FILING FEE: SEE INSTRUCTIONS Approved by Secretary of State

SIGNATURE PAGE

TO

LIMITED LIABILITY COMPANY

CERTIFICATE OF MERGER

BETWEEN

JOSLYN SUNBANK COMPANY LLC

(SURVIVING ENTITY)

AND

AIR DRY COMPANY OF AMERICA, LLC

DISAPPEARING ENTITY)

JOSLYN SUNBANK COMPANY LLC

BY:	Sunbank Family of Companies, LLC, Member

	BY:	Joslyn Company, LLC, Member

		BY:	Joslyn Holding Company, Member

			BY:	/s/ Charles A. Schwertner	Dated: 12/27/2000
Charles A. Schwertner, Vice President and Treasurer

AIR DRY COMPANY OF AMERICA LLC

BY:	Sunbank Family of Companies, LLC, Member

	BY:	Joslyn Company, LLC, Member

		BY:	Joslyn Holding Company, Member

			BY:	/s/ Charles A. Schwertner
				Charles A. Schwertner, Vice President and Treasurer	Dated: 12/27/2000